UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2011
EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12252 (Commission File Number)	13-3675988 (IRS Employer Identification Number)
ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Illinois (State or other jurisdiction of incorporation or organization)	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code (312) 474-1300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 16, 2011, Equity Residential (the “Company) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”), and its shareholders approved the Equity Residential 2011 Share Incentive Plan (the “2011 Plan”). The 2011 Plan includes an authorization for up to 13,000,000 common shares available for issuance to its trustees, executives and other key employees. The types of awards which may be granted under the 2011 Plan include shares, share options, share appreciation rights, and dividend equivalent rights, as well as OP Units and LTIP Units of ERP Operating Limited Partnership, the Company’s operating partnership. The 2011 Plan will expire on June 16, 2021. As of the date hereof, there have been no awards under the 2011 Plan to the principal executive officer, the principal financial officer or any named executive officer of the Company.
     A brief description of the 2011 Plan is included as part of the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 15, 2011. The descriptions of the 2011 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2011 Plan, a copy of which is attached hereto as Exhibit 99.1.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
     At the Annual Meeting, the Company’s shareholders:
•	Elected all ten nominees for Trustees to a one-year term;

•	Ratified the appointment of Ernst & Young LLP as the independent auditor for 2011;

•	Approved the 2011 Share Incentive Plan;

•	On an advisory basis, approved the executive compensation set forth in the Proxy Statement;

•	On an advisory basis, recommended that future votes on executive compensation occur every year;

•	Did not approve the shareholder proposal relating to cumulative voting; and

•	Did not approve the shareholder proposal relating to an executive compensation performance measure.
     As a result of the advisory shareholder vote recommending an annual vote on executive compensation, the Company’s Board of Trustees has determined that the Company will hold a non-binding advisory shareholder vote on the compensation of its named executive officers every year.
     The following are the final voting results for each of the seven proposals presented at the Annual Meeting:
Proposal 1 — Election of Trustees:

Nominee	For	Withheld
John W. Alexander	255,012,262	4,053,689
Charles L. Atwood	258,818,800	247,151
Linda Walker Bynoe	251,545,550	7,520,401
Bradley A. Keywell	258,667,178	398,773
John E. Neal	258,818,195	247,756
David J. Neithercut	258,034,802	1,031,149
Mark S. Shapiro	253,699,293	5,366,658
Gerald A. Spector	257,933,292	1,132,659
B. Joseph White	254,991,524	4,074,427
Samuel Zell	252,195,155	6,870,796
There were 10,854,931 broker non-votes with respect to Proposal 1.

Proposal 2 — Ratification of the selection of Ernst & Young LLP:

For	267,602,395
Against	2,274,457
Abstain	44,030
Proposal 3 — The Company’s 2011 Plan:

For	199,768,591
Against	59,163,103
Abstain	134,257
Broker Non-Votes	10,854,931
Proposal 4 — Approval, on an advisory basis, of executive compensation in the Company’s Proxy Statement:

For	253,565,067
Against	4,966,939
Abstain	533,945
Broker Non-Votes	10,854,931
Proposal 5 — Advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	204,023,474
2 Years	816,955
3 Years	54,110,138
Abstain	115,384
Broker Non-Votes	10,854,931
Proposal 6 — Shareholder proposal relating to cumulative voting:

For	89,314,341
Against	169,505,279
Abstain	246,331
Broker Non-Votes	10,854,931
Proposal 7 — Shareholder proposal relating to an executive compensation performance measure:

For	9,425,846
Against	243,646,477
Abstain	5,993,628
Broker Non-Votes	10,854,931

ITEM 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Equity Residential 2011 Share Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL
Date: June 21, 2011	By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
Its: Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP By: Equity Residential, its general partner
Date: June 21, 2011	By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
Its: Executive Vice President and General Counsel